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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 10, 1996
                                                         ----------------


                                 ABS INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                0-9556               34-0074580
           ---------------         -----------          -------------------
           (State or other         (Commission          (IRS Employer
           jurisdiction of         File No.)            Identification No.)
           incorporation)



      Interstate Square I, Suite 300, Willoughby, Ohio          44094
      ------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (216) 946-2274
                                                             -------------



                                      NONE
                ------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS

          On January 10, 1996, ABS Industries, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  EXHIBITS.


               99.1 Press release of the Company, dated January 10, 1996.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ABS INDUSTRIES, INC.



                         By  /s/ William J. McCarthy
                             ------------------------------------------
                             Name:    William J. McCarthy
                             Title:   President and
                                      Chief Executive Officer


Date:  January 11, 1996

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                                  EXHIBIT INDEX
                                  -------------

Number              Subject Matter
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99.1          Press release of the Company, dated January 10, 1996.